UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2021

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share	GES	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Officers.
(b) On April 26, 2021, Gianluca Bolla, a director of Guess?, Inc. (the “Company”), notified the Board of Directors of the Company that he has decided not to stand for re-election as a director at the end of his current term, which will expire at the Company’s 2021 Annual Meeting of Shareholders.

Item 8.01. Other Events.
On April 26, 2021, the Board of Directors of the Company, upon recommendation from the Nominating and Governance Committee, nominated Thomas J. Barrack, Jr. to stand for election as a director of the Company at the Company’s 2021 Annual Meeting of Shareholders. The Board has determined that Mr. Barrack will be an independent director under the listing standards of the NYSE.

Mr. Barrack has been the Chairman of the Board of Directors of Falcon Acquisition Corp., a blank check company, since January 2021. Mr. Barrack is the founder and serves on the board of directors of Colony Capital, Inc., a leading global investment firm focused on real estate. Prior to founding Colony Capital in 1991, Mr. Barrack was a Principal with the Robert M. Bass Group, the principal investment vehicle of Mr. Robert M. Bass. Prior to joining the Robert M. Bass Group, Mr. Barrack served in the Reagan administration as Deputy Undersecretary of the Department of the Interior. He is also a trustee of both the University of Southern California and American University of Beirut, sits on a variety of private boards, and was awarded France’s Chevalier de la Légion d’honneur by French President Nicolas Sarkozy.

Mr. Barrack’s addition will provide the Board with the benefit of his extensive global real estate and investment expertise, significant executive leadership track record, and deep experience serving on other public and private company boards.

There is no arrangement or understanding between Mr. Barrack and any other person pursuant to which Mr. Barrack was selected as a director nominee. In addition, there are no transactions in which Mr. Barrack has an interest that are required to be disclosed under Item 404(a) of SEC Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 30, 2021	GUESS?, INC.

		By:	/s/ Kathryn Anderson
Kathryn Anderson Chief Financial Officer

3